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                                                                    EXHIBIT 10.2

                THIRD AMENDMENT TO REAL ESTATE PURCHASE CONTRACT


         THIS THIRD AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "Amendment"), is made this 15th day of September, 1999 (the "Effective Date"), by and between Home Interiors & Gifts, Inc., ("Seller"), and Parker Equities, Inc. ("Purchaser").

                                    RECITALS

         WHEREAS, on July 19, 1999, Purchaser and Seller entered into that certain Real Estate Purchase Contract relating to the purchase and sale of seven office/warehouse buildings, as more particularly described therein; as amended by that certain First Amendment to Real Estate Purchase Contract dated August 9, 1999 and that certain Second Amendment to Real Estate Purchase Contract dated August 18,1999 (collectively, the "Contract"); and

         WHEREAS, Purchaser and Seller now desire to enter into this Amendment to amend the Contract.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Inspection Expiration Date. The Inspection Expiration Date is hereby extended until October 15, 1999.

         2. Earnest Money. Notwithstanding anything in the Contract to the contrary, effective as of the Effective Date, the $50,000 of Earnest Money which Purchaser has previously delivered to the Title Company shall be non-refundable; provided, however, until the Inspection Expiration Date, such Earnest Money shall be refundable until Seller has delivered the Surveys in a form which is reasonably acceptable to Purchaser's lender.

         3. Closing Escrow. In consideration of Purchaser accepting the Buildings in their current condition on an "AS IS, WHERE IS" basis as more specifically set forth in Article IV of the Contract, at Closing, $924,491 (the "Escrowed Funds") of the closing funds shall be placed in escrow with the Purchaser's lender. Such escrow shall be governed by an Escrow Agreement which shall be in a form reasonably satisfactory to Purchaser, Seller and Purchaser's lender.

         4. Leases. Notwithstanding the provisions of Article XI(j) and the schedule attached to Exhibit A, (i) the Lease relating to the Building located at 815 S. Coppell Road, Coppell, Texas shall contain six (6) one month renewal options which are each independently exercisable by Seller by giving Purchaser written notice at least 90 days prior to the expiration of the term of such Lease (as extended pursuant to the previous
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exercise of any such options) and (ii) the Lease relating to the Building located at 10351 Home Road, Frisco, Texas shall contain four (4) one month renewal options which are each independently exercisable by Seller by giving Purchaser written notice at least 90 days prior to the expiration of the term of such Lease (as extended pursuant to the previous exercise of any such options).

         5. Platting. As mentioned in the letter from Peggy Jones to Jeff Howle dated September 3, 1999, the surveyor is working with the City of Farmers Branch and the City of Coppell with regards to the replatting of the properties located at 4545 Spring Valley Road and 815 Coppell Road. Seller shall allow Purchaser to reasonable participate in the platting process and to review and reasonably approve any proposed plats prior to filing same in the real estate records.

         6. Modifications. Except as expressly herein modified, the Contract shall remain in full force and effect in accordance with its terms. Except as otherwise expressly provided herein, all capitalized terms used but not defined herein shall have the same meaning as that attributed to such terms in the Contract.

         7. Effectiveness/Counterparts. This Amendment does not become effective as an amendment to the Contract or otherwise until executed and delivered by both Purchaser and Seller. This Amendment may be executed in counterparts, and facsimile signatures shall be deemed originals for all intents and purposes.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                  PURCHASER:

                                            PARKER EQUITIES, INC.


                                            By:    /s/ Jeff P. Howle
                                               ------------------------------
                                            Name:  Jeff P. Howle
                                                 ----------------------------
                                            Title: President
                                                  ---------------------------

                                  SELLER:
                                            HOME INTERIORS & GIFTS, INC.


                                            By:    /s/James W. Livingston
                                               ------------------------------
                                            Name:  James W. Livingston
                                                 ----------------------------
                                            Title: V.P. Operations
                                                  ---------------------------


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